ARTIO GLOBAL FUNDS

Supplement dated March 1, 2012 to the

Prospectus dated March 1, 2012

Artio Emerging Markets Local Currency Debt Fund

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

The Fund recently changed its 80% investment policy and its name to the Artio Emerging Markets Local Currency Debt Fund. These changes are reflected in the prospectus dated March 1, 2012 and become effective on May 1, 2012. Accordingly, until May 1, 2012, the name of the Artio Emerging Markets Local Currency Debt Fund will continue as, and all references to the Fund in the Prospectus are changed to, the Artio Local Emerging Markets Debt Fund.

Until May 1, 2012, in the section entitled “Principal Investment Strategies” beginning on page 44, the first sentence of the bulleted item is replaced with the following:

  Under normal circumstances, the Fund will invest at least 80% of its net assets (including fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes) in fixed income and short term money market instruments of issuers located in emerging market countries, including forward foreign exchange contracts denominated in emerging market currencies.

Until May 1, 2012, in the section entitled “Principal Investment Strategies” beginning on page 108, the first sentence of the first paragraph is replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets (including fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes) in fixed income and short term money market instruments of issuers located in emerging market countries, including forward foreign exchange contracts denominated in emerging market currencies.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR REFERENCE.